Capital Appreciation Trust

The Intelligent Creation of Wealth

Semiannual Report

(Unaudited) and Investment Performance
Review for the Six-Month Period Ended
February 28, 2003

Heritage
FAMILY OF FUNDS™

March 27, 2003

Dear Valued Shareholders:

    It is my pleasure to provide you with the semiannual report for the Heritage Capital Appreciation Trust (the “Fund”) for the six-month period ended February 28, 2003. For the period covered by this report, the Fund’s Class A shares returned -5.26%(a) compared to the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500” or “Index”) return of -7.29%.(b) While the Fund has trailed the S&P 500, for the one- and three-year periods ended February 28, 2003, it has strongly outperformed the Index over the longer term.

Average Annual Total Return(c)

Period ended February 28, 2003

	One Year	Three Year	Five Year	Ten Year	Life of Class
Class A	-27.79%	-15.56%	-0.41%	+9.83%	+10.27%
Class B	-27.73%	-15.53%	-0.26%	N/A	+1.62%
Class C	-24.73%	-14.76%	-0.11%	N/A	+9.74%
S&P 500	-22.68%	-13.72%	-2.99%	+8.65%	N/A

    Herb Ehlers, chief investment officer for Goldman Sachs Asset Management, provides further detail on the performance of your Fund in the letter that follows. I am confident you will find his observations helpful in understanding how your Fund’s investment portfolio is managed.

    Given the very uncertain outlook for both the U.S. and global economies, equity markets will likely continue to experience above average volatility. While many experts believe that the market as measured by the S&P 500 Index is fairly priced at 16x estimated 2003 earnings, a strong earnings recovery is not expected until late this year or next year. If U.S. businesses begin to produce earnings that exceed the market’s expectations, stock prices could move higher.

    In closing, I am pleased to report that, on March 10, 2003, the Fund’s Trustees have appointed Mr. William J. Meurer as a new Trustee to the Heritage Family of Funds. Mr. Meurer can qualify as the Board’s “audit committee financial expert” as defined under the recently enacted Sarbanes-Oxley Act.

    As always, please call your Financial Advisor or Heritage at 800-421-4184 if you have any questions. On behalf of all of us at the Heritage Family of Funds, thank you for your continued trust.

Sincerely,

Richard K. Riess

President

(a)	Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than the original cost.

(b)	The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 widely held stocks that are considered representative of the U.S. stock market. Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

(c)	Total returns are annualized and include the effect of reinvesting dividends. Performance numbers reflect the current maximum front-end sales charge for Class A shares of 4.75%. These numbers also reflect a contingent deferred sales charge (CDSC) on Class B shares of 5% on redemptions made within the first year of purchase, declining to 0% over six years. A 1% CDSC for Class C shares is charged on redemptions made within 12 months of purchase. Class A, B and C shares were first offered on December 12, 1985, January 2, 1998, and April 3, 1995, respectively. Past performance does not guarantee future results. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than the original cost.

February 28, 2003

Dear Fellow Shareholders:

The exclamation that began our last letter: “this is a brutal bear market!” continues to ring true as we move through 2003. It is clear that the environment for U.S. equity investing is treacherous, as businesses deal with stagnant economic growth and the conflict in Iraq. We take into account all of the headlines and geopolitical issues, but at the forefront of our minds are the business-specific risks that could impair the long-term growth prospects of our investments. We believe that at some point in the future the issue in Iraq should be resolved and the U.S. economy should produce strong and steady growth. Nevertheless, it is apparent that the latest headlines are worrying investors, forcing them to exit stock positions. As such, we have witnessed the drop in many of our companies’ stock prices, which have created some terrific values, and have given us the opportunity to increase our ownership. Although this manic-depressive (mostly depressive!) market continues to roil investors, we continue to make decisions that are free from emotion.

The Heritage Capital Appreciation Trust (“HCAT” or the “Fund”) enjoyed strong relative performance versus its benchmark, the Standard & Poor’s 500 Composite Stock Price Index* (“S&P 500” or “Index”), over the past six months ended February 28, 2003. In addition, we have also generated positive excess returns versus the S&P 500 over the past five- and ten-year annualized periods. While it is disconcerting to see the prolonged downturn in the U.S. equity markets, we have been encouraged by our ability to outperform the Index. The Fund also continues to have a strong ranking versus its peers, according to Morningstar, Inc.

The Fund’s results versus comparable managers continue to be impressive. For the period ended February 28, 2003, the Fund’s Class A shares boast a 4-star Morningstar overall rating**, which reflects the risk-adjusted performance amongst its peer group of 826 large growth funds. The Fund also received a 4-star rating** from Morningstar for the three- and five-year periods, and a 5-star rating** for the 10-year period ended February 28, 2003, when compared to a universe of 826, 555 and 170 large growth funds, respectively.

Over the past six months ended February 28, 2003, the Fund outperformed the broad market S&P 500 Index. Despite the challenging environment for equity investing, we benefited from the strong returns across several sectors. For instance, our holdings in the Media sector positively contributed to the returns during the period. The most notable performers included Cablevision Systems Corp., EchoStar Communications Corp., Crown Castle Int’l Corp., and Liberty Media Corp. Cablevision, in an effort to strengthen its balance sheet and increase shareholder value, announced the sale of some assets, including the Bravo cable entertainment channel and its movie theater chain, Clearview Cinemas. The company also plans to close its 43 Wiz electronics stores. These recent transactions are evidence that Cablevision’s management is making rational decisions, which are aligned with shareholders’ interests. Liberty Media recently raised its revenue and cash flow targets for its Starz, Encore, and Discovery networks. The company also owns stakes in other powerful franchises such as the Learning Channel, Travel Channel, and QVC. We believe Liberty has some of the best media assets in the world, and is well diversified across the media landscape.

Despite the outperformance over the period, HCAT was negatively impacted by weakness in the Finance sector, most notably Fannie Mae (5.4%) and Freddie Mac (5.6%). We are attracted to these businesses since their activities generate two types of revenues: The spread on the mortgages and the guaranty fees from issuing mortgage-backed securities. Both sources of income generate a recurring revenue stream, which is an extremely important characteristic for a high quality growth business.

* The S&P 500 is an unmanaged index of 500 widely held stocks that are considered representative of the U.S. stock market. Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

** Morningstar Inc. rates mutual funds from one to five stars based on how well they’ve performed (after adjusting for risk and accounting for all front-end or contingent deferred sales charges) in comparison to similar funds in its category. Within each Morningstar category, the top 10% of funds receive five stars, the next 22.5% four stars, the middle 35% three stars, the next 22.5% two stars, and the bottom 10% receive one star. Funds are rated for up to three time periods—three-, five-, and 10 years—and these ratings are combined to produce an overall rating. Ratings are objective, based on a mathematical evaluation of past performance. Past performance is no guarantee of future results.

Fannie Mae saw its stock price fall sharply at the end of September. This can be attributed to an announcement relating to its investment portfolio. The company revealed that its duration gap, a gauge of how well the company’s mortgage assets are matched with their debt, had widened to negative 14 months at the end of August, from a level of negative nine months in July. Although there was initially some concern, Fannie Mae subsequently took steps to lower their portfolio’s risk, and ended up reducing the duration gap to an acceptable level in the following months. In other words, it was no big deal from a business standpoint, but the stock got “whacked” on the original news.

More recently, Freddie Mac revealed that it would restate its financial results for the past three calendar years. Last year Freddie Mac hired new auditors PricewaterhouseCoopers LLP (“PwC”), and believe it or not, PwC believed Freddie Mac was too conservative in how it accounts for its income. PwC preferred to account for income generated from hedging transactions in a manner that will cause an upward revision to earnings in those periods since the change will not allow for amortization over future reporting periods, as the company did previously. Despite the positive restatement, Freddie Mac said that it would have to wait several months before reaudited financial results are available for dissemination. The market was disappointed with the delay and the stock reacted negatively. Although the company will have to make a technical change to how it implements its hedging program, we are confident that the underlying economics of Freddie Mac’s business will not change. In addition, this modification should be costless to the company. It is important to note that this adjustment to accounting practices was not because of any wrongdoing, but a result of an auditor change.

We would like to take the opportunity to highlight one of the companies in the portfolio: Clear Channel Communications (“CCU”), a globally diversified media company and the largest radio operator in the U.S. in terms of revenues and stations. The company’s stock price came under pressure in 2002 as the market questioned the timing of an advertising market turnaround, in addition to closely scrutinizing the accounting practices of businesses in this particular area. CCU has subsequently rebounded and we continue to believe in its long-term growth prospects.

Despite the positive long-term trends in the out-of-home advertising industry and the premier position CCU has in the industry, the market turmoil of the past year has provided an extremely attractive investment opportunity. In June 2002, news of additional fraud at WorldCom related to its use of Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) accounting cast a pall over the media sector. Investors who were unfamiliar with the radio industry were unwilling to hold any companies that were media-related or “EBITDA valued.” Around this same time frame, the CEO of the CCU’s Radio Division announced he would be resigning, which further fueled speculation that something might be amiss. We were comfortable with the reasons given for his departure and remained confident in this existing management team. While the radio business model can translate single digit revenue growth into 20% free cash flow growth (clearly the recipe for a high multiple business), CCU’s EBITDA multiple compressed to a single digit in July. What these investors failed to grasp was that the radio broadcasting model is very straightforward and the cash flows are actually very transparent. Our 20+ years in radio investing allowed us to recognize this panic as a true buying opportunity. We were able to add to our CCU position in July 2002 in the low $20’s.

After a third straight year of market declines, many anticipate a more favorable environment for U.S. equity investing in 2003. However, we do not have any forecasting capability regarding the general stock market environment. Throughout the downturn, U.S. companies have been plagued by an abrupt economic slowdown and deterioration in investor confidence. During the past couple of years, a convergence of negative factors led to the prolonged decline in stock prices. As the economy emerges from its downturn, U.S. businesses could begin to produce earnings that may exceed the market’s expectations. Since valuations have been sharply compressed, we believe that high operating leverage, low financial leverage, and increased market share could lead to strong stock price performance for the companies in our portfolio. There are an increasing number of signs that the economy is recovering as evidenced by GDP growth, however, investors have questioned the timing and pace of the rebound.

During the past year we have aggressively challenged our assumptions about the companies in the portfolio to ensure that they still meet our investment criteria, which generally include strong free cash flow, dominant market share, recurring revenue stream, and excellent management. Despite the market’s attention to the short term, we maintain our focus on the enduring competitive advantages of our companies. We contend that one quarter, one year, or even three years is not sufficient time in which to evaluate an investment. Going forward, we intend to continue to invest in businesses that we believe are strategically positioned to grow over full market/business cycles.

Sincerely,

Herbert E. Ehlers

Partner Managing Director

Goldman Sachs & Co.

Chief Investment Officer

Growth Equity Strategy

Goldman Sachs Asset Management

Heritage Capital Appreciation Trust

Investment Portfolio

February 28, 2003

(unaudited)

Shares		Value

Common Stocks—97.9% (a)

Applications Software—4.2%
247,000	Intuit, Inc.*	$11,737,440

Beverages—4.4%
322,000	PepsiCo, Inc.	12,339,040

Broadcasting Services/Programs—8.4%
303,000	Clear Channel Communications, Inc.*	11,062,530
1,375,000	Liberty Media Corporation, Class “A”*	12,636,250

		23,698,780

Commercial Services—8.0%
1,110,000	Cendant Corporation*	13,664,100
72,729	Moody’s Corporation	3,207,348
255,110	Valassis Communications, Inc.	5,811,406

		22,682,854

Electrical Components & Equipment—1.1%
115,765	Energizer Holdings, Inc.*	3,073,561

Entertainment—2.8%
790,910	Metro-Goldwyn-Mayer Inc.*	7,917,009

Financial Services—13.7%
973,949	Charles Schwab Corporation	7,694,197
237,000	Fannie Mae	15,191,700
287,000	Freddie Mac	15,684,550

		38,570,447

Food—2.5%
134,000	Wm. Wrigley Jr. Company	7,186,420

Insurance—1.0%
55,950	AMBAC Financial Group, Inc.	2,733,158

Leisure Time—2.0%
337,970	Sabre Holdings Corporation*	5,596,783

Lodging—5.9%
466,000	Harrah’s Entertainment, Inc.*	15,303,440
63,000	Starwood Hotels & Resorts Worldwide Inc.	1,424,430

		16,727,870

Multimedia—12.1%
440,000	AOL Time Warner Inc.*	4,980,800
716,860	Entravision Communications Corporation, Class “A”*	5,018,020
54,000	McGraw-Hill Companies, Inc.	3,036,960
569,159	Viacom, Inc. Class “B”*	21,132,874

		34,168,654

Shares		Value

Common Stocks (continued)

Pharmaceuticals—2.4%
118,040	Eli Lilly & Company	6,676,342

Retail—1.5%
149,000	Family Dollar Stores Inc.	4,204,780

Software—4.8%
393,000	First Data Corporation	13,617,450

Telecommunications—8.8%
2,160,000	Crown Castle International Corporation*	8,380,800
383,890	Echostar Communications Corporation, Class “A”*	10,107,824
179,000	QUALCOMM, Inc.	6,189,820

		24,678,444

Television, Cable & Radio—14.3%
795,663	Cablevision Systems Corporation, Class “A”*	14,154,845
547,000	Univision Communications, Inc. Class “A”*	13,549,190
382,000	Westwood One, Inc.	12,728,240

		40,432,275

Total Common Stocks (cost $307,875,364)		276,041,307

Repurchase Agreement—1.4% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated February 28, 2003 @ 1.22% to be repurchased at $3,960,403 on March 3, 2003, collateralized by $3,070,000 United States Treasury Bonds, 7.25% due May 15, 2016, (market value $4,060,356 including interest) (cost $3,960,000)		3,960,000

Total Investment Portfolio (cost $311,835,364) (b), 99.3% (a)		280,001,307
Other Assets and Liabilities, net, 0.7% (a)		1,857,083

Net Assets, 100.0%		$281,858,390

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $31,834,057 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $37,556,543 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $69,390,600.

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Statement of Assets And Liabilities

February 28, 2003

(unaudited)

Assets

Investments, at value (identified cost $307,875,364)		$276,041,307
Repurchase agreement (identified cost $3,960,000)		3,960,000
Cash		422
Receivables:
Investments sold		2,462,502
Fund shares sold		315,977
Dividends and interest		99,925
Deferred state qualification expenses		21,857

Total assets		282,901,990

Liabilities

Payables:
Fund shares redeemed	$639,949
Accrued management fee	163,911
Accrued distribution fee	113,321
Accrued shareholder servicing fee	83,509
Accrued fund accounting fee	9,000
Other accrued expenses	33,910

Total liabilities		1,043,600

Net assets, at market value		$281,858,390

Net Assets

Net assets consist of:
Paid-in capital		$359,436,008
Accumulated net investment loss		(1,365,759)
Accumulated net realized loss		(44,377,802)
Net unrealized depreciation on investments		(31,834,057)

Net assets, at market value		$281,858,390

Class A shares

Net asset value and redemption price per share ($189,498,023 divided by 10,956,346 shares of beneficial interest outstanding, no par value)		$17.30

Maximum offering price per share (100/95.25 of $17.30 )		$18.16

Class B shares

Net asset value, offering price and redemption price per share ($28,218,941 divided by 1,732,747 shares of beneficial interest outstanding, no par value)		$16.29

Class C shares

Net asset value, offering price and redemption price per share ($64,141,426 divided by 3,939,998 shares of beneficial interest outstanding, no par value)		$16.28

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Statement of Operations

For the Six-Month Period Ended February 28, 2003

(unaudited)

Investment Income

Income:
Dividends		$842,854
Interest		43,165

Total income		886,019

Expenses:
Management fee	$1,113,661
Distribution fee (Class A)	292,090
Distribution fee (Class B)	151,632
Distribution fee (Class C)	328,383
Shareholder servicing fees	209,785
Professional fees	46,589
Reports to shareholders	29,308
State qualification expenses	29,155
Fund accounting fee	26,918
Custodian fee	13,570
Trustees’ fees and expenses	6,591
Insurance	2,484
Federal registration expense	399
Other	1,213

Total expenses		2,251,778

Net investment loss		(1,365,759)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investment transactions		168,717
Net unrealized depreciation of investments during the period		(16,623,529)

Net loss on investments		(16,454,812)

Net decrease in net assets resulting from operations		$(17,820,571)

Statements of Changes in Net Assets

	For the Six-Month Period Ended February 28, 2003 (unaudited)	For the Fiscal Year Ended August 31, 2002
Decrease in net assets:
Operations:
Net investment loss	$(1,365,759)	$(3,632,705)
Net realized gain (loss) from investment transactions	168,717	(29,502,980)
Net unrealized depreciation of investments during the period	(16,623,529)	(56,255,787)

Net decrease in net assets resulting from operations	(17,820,571)	(89,391,472)
Increase in net assets from Fund share transactions	4,348,557	31,477,532

Decrease in net assets	(13,472,014)	(57,913,940)
Net assets, beginning of period	295,330,404	353,244,344

Net assets, end of period (including accumulated net investment loss of $1,365,759 for the period ended February 28, 2003)	$281,858,390	$295,330,404

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares							Class B Shares								Class C Shares
	For the Six-Month Period Ended Feb. 28, 2003 (unaudited)		For the Fiscal Years Ended August 31					For the Six-Month Period Ended Feb. 28, 2003 (unaudited)		For the Fiscal Years Ended August 31						For the Six-Month Period Ended Feb. 28, 2003 (unaudited)		For the Fiscal Years Ended August 31
			2002	2001	2000	1999	1998			2002	2001	2000	1999	1998†				2002	2001	2000	1999	1998
Net asset value, beginning of period	$18.26		$23.61	$32.41	$27.18	$20.34	$18.60	$17.25		$22.47	$31.20	$26.40	$19.91	$19.36		$17.25		$22.46	$31.19	$26.39	$19.90	$18.34

Income from Investment Operations:
Net investment loss	(0.06)		(0.17)	(0.16)	(0.16)	(0.10)	(0.07)	(0.12)		(0.31)	(0.29)	(0.29)	(0.19)	(0.06)		(0.12)		(0.30)	(0.29)	(0.29)	(0.19)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.90)		(5.18)	(5.44)	8.01	8.26	3.94	(0.84)		(4.91)	(5.24)	7.71	8.00	0.61		(0.85)		(4.91)	(5.24)	7.71	8.00	3.78

Total from Investment Operations	(0.96)		(5.35)	(5.60)	7.85	8.16	3.87	(0.96)		(5.22)	(5.53)	7.42	7.81	0.55		(0.97)		(5.21)	(5.53)	7.42	7.81	3.69

Less Distributions:
Distributions from net realized gains	—		—	(3.20)	(2.62)	(1.32)	(2.13)	—		—	(3.20)	(2.62)	(1.32)	—		—		—	(3.20)	(2.62)	(1.32)	(2.13)

Net asset value, end of period	$17.30		$18.26	$23.61	$32.41	$27.18	$20.34	$16.29		$17.25	$22.47	$31.20	$26.40	$19.91		$16.28		$17.25	$22.46	$31.19	$26.39	$19.90

Total Return (%) (a)	(5.26	)(b)	(22.66)	(18.48)	29.55	41.18	21.45	(5.57	)(b)	(23.23)	(19.01)	28.75	40.27	2.84	(b)	(5.62	)(b)	(23.20)	(19.02)	28.76	40.29	20.72

Ratios and Supplemental Data
Expenses to average daily net assets	1.29	(c)	1.23	1.22	1.24	1.29	1.41	2.00	(c)	1.93	1.91	1.90	1.92	2.01	(c)	2.00	(c)	1.93	1.91	1.90	1.92	2.00
Net investment loss to average daily net assets (%)	(0.69	)(c)	(0.80)	(0.68)	(0.55)	(0.45)	(0.34)	(1.40	)(c)	(1.50)	(1.36)	(1.21)	(1.10)	(0.86	)(c)	(1.40	)(c)	(1.50)	(1.37)	(1.21)	(1.10)	(0.90)
Portfolio turnover rate (%)	15		31	28	48	44	25	15		31	28	48	44	25		15		31	28	48	44	25
Net assets, end of period ($ millions)	189		197	233	244	169	104	28		32	42	43	20	5		64		67	78	74	35	12

†	For the period January 2, 1998 (commencement of Class B shares) to August 31, 1998.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Capital Appreciation Trust

Notes to Financial Statements

(unaudited)

Note 1:	Significant Accounting Policies. Heritage Capital Appreciation Trust (the “Fund”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve capital appreciation over the long term by investing 65% of its assets in common stocks. The Fund currently offers Class A, Class B and Class C shares. Class A shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. For Class A share investments greater than $1 million, where a maximum sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B shares are sold subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price), declining over a six-year period. Class C shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded or the Nasdaq Stock Market. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

State Qualification Expenses: State qualification expenses are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

Expenses: The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution

Heritage Capital Appreciation Trust

Notes to Financial Statements

(unaudited)

(continued)

fees, are charged directly to that class. Other expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets.

Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Note 2:	Fund Shares. At February 28, 2003, there were an unlimited number of shares of beneficial interest of no par value authorized.

Transactions in Class A, B and C shares of the Fund during the six-month period ended February 28, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,353,978	$43,418,181	139,590	$2,422,270	1,499,273	$25,877,281
Shares redeemed	(2,195,189)	(39,084,194)	(233,981)	(3,968,473)	(1,425,715)	(24,316,508)

Net increase (decrease)	158,789	$4,333,987	(94,391)	$(1,546,203)	73,558	$1,560,773

Shares outstanding:
Beginning of period	10,797,557		1,827,138		3,866,440

End of period	10,956,346		1,732,747		3,939,998

Transactions in Class A, B and C shares of the Fund during the fiscal year ended August 31, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,625,981	$78,991,628	437,439	$9,230,847	1,393,697	$29,186,492
Shares redeemed	(2,708,360)	(56,844,759)	(475,522)	(9,420,542)	(1,000,885)	(19,666,134)

Net increase (decrease)	917,621	$22,146,869	(38,083)	$(189,695)	392,812	$9,520,358

Shares outstanding:
Beginning of fiscal year	9,879,936		1,865,221		3,473,628

End of fiscal year	10,797,557		1,827,138		3,866,440

Note 3:	Purchases and Sales of Securities. For the six-month period ended February 28, 2003, purchases and sales of investment securities (excluding repurchase agreements and short-tem obligations) aggregated $42,314,887 and $43,513,682, respectively.

Note 4:

Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees Fees.    Under the Fund’s Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 0.75% of the Fund’s average daily net assets, computed daily and payable

Heritage Capital Appreciation Trust

Notes to Financial Statements

(unaudited)

(continued)

monthly. Pursuant to a contractual agreement dated January 2, 2003, the Manager has agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.60% of the Class A average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.10% of those classes’ average daily net assets for the fiscal year ending August 31, 2003. No fees were waived and no expenses were reimbursed for the six-month period ended February 28, 2003.

The Manager entered into a subadvisory agreement with Goldman Sachs Asset Management (the “Subadviser”) to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable, by the Manager, equal to 0.25% of the Fund’s average daily net assets, without regard to any reduction due to the imposition of expense limitations. Eagle Asset Management, Inc. (“Eagle”), a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”), serves as an additional subadviser to the Fund. However, the Manager currently has not allocated any assets of the Fund to Eagle.

The Manager also is the Shareholder Servicing Agent and Fund Accountant for the Fund. The Manager charged $209,785 for Shareholder Servicing fees and $26,918 for Fund Accounting services for the six-month period ended February 28, 2003.

Raymond James & Associates, Inc. (the “Distributor” or “RJA”) has advised the Fund that it generated $264,668 in front-end sales charges and $16,882 in contingent deferred sales charges for Class A shares, $57,285 in contingent deferred sales charges for Class B shares and $5,340 in contingent deferred sales charges for Class C shares for the six-month period ended February 28, 2003. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee of up to 0.50% of the average daily net assets. The Class B and Class C Distribution Plans provide for payments at an annual rate of up to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B shares will convert to Class A shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of RJF.

Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Income Trust and Heritage Series Trust, investment companies that are also advised by the Manager (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or an employee of an affiliate of the Manager receives an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds. For the six-month period ended February 28, 2003, the Fund paid the Trustees an aggregate amount of $5,769 in fees.

Note 5:

Federal Income Taxes.    The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ significantly from

Heritage Capital Appreciation Trust

Notes to Financial Statements

(unaudited)

(continued)

distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid in capital or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended August 31, 2002, to reflect reclassifications arising from permanent book/tax differences attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss $3,632,705 and decreased (debited) paid in capital $3,632,705. As of August 31, 2002, the Fund had net tax basis capital loss carryforwards in the aggregate of $17,330,040. These capital loss carryforwards may be applied to any net taxable capital gain until their expiration date of 2010. In addition, from November 1, 2001 to August 31, 2002, the Fund incurred $27,061,338 of net realized capital losses (post October losses) which will be deferred and treated as arising on September 1, 2002 in accordance with regulations under the Internal Revenue Code.

For income tax purposes, distributions paid during the fiscal years ended August 31, 2002 and 2001 were as follows:

Distributions paid from:	2002	2001
Ordinary Income	$0	$17,202,322
Long-Term Capital Gains	$0	$19,539,626

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$0
Accumulated Capital Losses	$(44,546,519)

Accumulated capital losses include capital loss carryforwards and post October losses.

Heritage Family of Funds™

The Intelligent Creation of Wealth

Heritage Money Market Funds
Cash Trust Money Market
Cash Trust Municipal Money Market

Heritage Bond Funds
High Yield
Intermediate Government

Heritage Equity Funds
Aggressive Growth
Capital Appreciation
Growth and Income
Growth Equity
International Equity
Mid Cap
Small Cap
Technology
Value Equity

Heritage
FAMILY OF FUNDS™

Raymond James & Associates, Inc., Distributor
Member New York Stock Exchange/SIPC
880 Carillon Parkway
St. Petersburg, FL 33716
(727) 573-8143 ■ (800) 421-4184
www.heritagefunds.com

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

We are pleased that many of you are also investors in these funds. For more complete information, including fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at (800) 421-4184 for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Heritage Capital Appreciation Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

25M 02/03 Copyright 2003 Heritage Asset Management, Inc.